IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Small/Mid Cap Value

Change in Sub-Adviser. Systematic Financial Management L.P. (“Systematic”) will become the sole sub-adviser to Transamerica Small/Mid Cap Value (the “Fund”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Fund will be renamed Transamerica Systematic Small/Mid Cap Value. Fund shareholders will receive an information statement providing information regarding Systematic and its new sub-advisory agreement with Transamerica Asset Management, Inc. (“TAM”), the Fund’s adviser.

In connection with the change in sub-adviser, the Fund’s principal investment strategies will change. The Fund will also have a new sub-advisory fee structure. The Fund’s fundamental investment restrictions will remain the same; the Fund’s non-fundamental investment policies will be eliminated. TAM will continue to serve as the Fund’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Fund:

NAME:

Transamerica Systematic Small/Mid Cap Value

PRINCIPAL INVESTMENT STRATEGIES:

The fund’s sub-adviser, Systematic Financial Management L.P. (“Systematic”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500 Index whichever is broader at the time of purchase.

The fund generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. Systematic’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. Systematic also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Systematic employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

SUB-ADIVSER:

Systematic Financial Management L.P. The principal business address of Systematic is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Portfolio Managers

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Kenneth Burgess, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner
Ron Mushock, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner

Sub-advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets*):

First $100 million	0.45%
Over $100 million up to $350 million	0.40%
Over $350 million up to $1 billion	0.35%
Over $1 billion	0.30%

* Assets will be aggregated with a similar mandate of Transamerica Series Trust managed by Systematic.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011